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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2006


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                           1-15274                     26-0037077
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
    of incorporation )                                       Identification No.)

6501 Legacy Drive
Plano, Texas                                                         75024-3698
(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On September 13, 2006, J. C. Penney Company, Inc. ("Company") entered into a letter agreement (the "Agreement") with Thomas M. Nealon, pursuant to which Mr. Nealon will be joining the Company as Executive Vice President and Chief Information Officer, effective October 2, 2006.

Pursuant to the Agreement, Mr. Nealon will receive a base salary of $500,000 to be reviewed annually beginning in 2007. He will also be eligible for annual cash incentive compensation under the J. C. Penney Corporation, Inc. Management Incentive Compensation Program ("Incentive Program"), with a target award equal to 50 percent of base salary and a maximum award equal to 100 percent of base salary, all such payouts based upon actual Company and individual performance. The Incentive Program is subject to annual review by the Board of Directors. For 2006, Mr. Nealon will receive a minimum cash incentive award of $300,000. Additionally, in connection with relinquishment of benefits provided by Mr. Nealon's previous employer, the Company will issue to Mr. Nealon restricted stock units having a value on the date of grant of $2,000,000. The restricted stock unit awards will vest 50 percent on the six-month anniversary of the date of grant, 25 percent on the second anniversary of the date of grant, and 25 percent on the third anniversary of the date of grant, subject to Mr. Nealon being actively employed on each vesting date with no break in service. Beginning in 2007, Mr. Nealon will be eligible to receive long-term incentive awards under the Company's 2005 Equity Compensation Plan having a target value at grant of $600,000. As currently administered, participants receive 50 percent of their annual equity award in the form of performance-based restricted stock units and 50 percent in the form of stock options.

Mr. Nealon will also be a Tier 1 participant under the J. C. Penney Corporation, Inc. Change in Control Plan and will be entitled to enter into an individual Executive Termination Pay Agreement in the form offered to all members of the Company's Executive Board.

A copy of the Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01(c)      Financial Statements and Exhibits

Exhibit 10.1 Letter Agreement between J. C. Penney Company, Inc. and Thomas M. Nealon

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           J. C. PENNEY COMPANY, INC.



                                            By: /s/ Michael T. Theilmann
                                                --------------------------
                                                Michael T. Theilmann
                                                Executive Vice President and
                                                Chief Human Resources and
                                                Administration Officer


Date:  September 19, 2006





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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number           Description
--------------           ------------

     10.1                Letter Agreement between J. C. Penney Company, Inc. and
                         Thomas M. Nealon

                                                                    Exhibit 10.1


                                                                    CONFIDENTIAL
                                                                    ------------

Thomas M. Nealon
----------------

Position:                  Executive Vice President, Chief Information Officer

Starting Date:             October, 2006

Base Salary:               $500,000 reviewed annually beginning in 2007

Annual Cash Incentive Compensation

You will be entitled to participate in JCPenney's annual incentive compensation program. Your annual cash bonus will have a target equal to 50% of base salary and a maximum equal to 100% of base salary. For fiscal 2006, you will receive a minimum cash bonus of $300,000. Our program is currently structured so that 50% of the award is tied to overall JCPenney company performance and 50% of the award is based on individual performance measured against previously agreed objectives. The cash incentive compensation program is subject to annual review by the Board.

Fiscal 2007 Equity Grant

Beginning February 1, 2007, you will participate in the 2005 Equity Compensation Plan. Your award for the 2007 fiscal year will be targeted at $600,000 in value. As currently administered by the Board, participants in the plan receive 50% of the award in the form of performance-based restricted stock units and 50% in stock options.

Initial Equity Award

In respect of forfeited benefits at your current employer, you will receive an award of restricted stock units having a value on the date of grant of $2,000,000. The restricted stock units will vest 50% on the six month anniversary of the date of grant, 25% on the two year anniversary of the date of grant, and 25% on the three year anniversary of the date of grant with no further restrictions provided you are actively employed on each such vesting date with no break in service.

Severance and Change in Control

You will be a Tier 1 participant under the JCPenney Corporation, Inc. Change in Control Plan. You will also be entitled to enter into an individual Executive Termination Pay Agreement in the form offered to all members of the Company's Executive Board.

COBRA Offset

You will be reimbursed for the difference between your COBRA premiums and the cost of J.C. Penney medical and dental insurance premiums at the active associate rate during the first four months of employment until you become benefits eligible.

Other Benefits

You will be entitled to at least four weeks of vacation each year during your employment and you will be eligible for all other plans and programs offered to JCPenney associates, according to the terms of each plan or program.



                                            /s/ Myron E. Ullman, III
                                            ----------------------------
                                            Myron E. Ullman, III


                                            /s/ Thomas M. Nealon
                                            ----------------------------
                                            Thomas M. Nealon

September 13, 2006